Exhibit 99.2

Quarterly Financial Supplement - 2Q 2018

Page #

Consolidated Financial Summary	1
Consolidated Income Statement Information	2
Consolidated Financial Information and Statistical Data	3
Consolidated Return on Average Common Equity and Regulatory Capital Information	4
Consolidated Loans and Lending Commitments	5
Institutional Securities Income Statement Information	6
Institutional Securities Financial Information and Statistical Data	7
Wealth Management Income Statement Information	8
Wealth Management Financial Information and Statistical Data	9
Investment Management Income Statement Information	10
Investment Management Financial Information and Statistical Data	11
U.S. Bank Supplemental Financial Information	12
End Notes	13 - 14
Definition of U.S. GAAP to Non-GAAP Measures and Performance Metrics	15 - 16
Legal Notice	17

Consolidated Financial Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	Mar 31, 2018	Jun 30, 2017	Jun 30, 2018	Jun 30, 2017	Change
Net revenues (1)
Institutional Securities	$5,714	$6,100	$4,762	(6%)	20%	$11,814	$9,914	19%
Wealth Management	4,325	4,374	4,151	(1%)	4%	8,699	8,209	6%
Investment Management	691	718	665	(4%)	4%	1,409	1,274	11%
Intersegment Eliminations	(120)	(115)	(75)	(4%)	(60%)	(235)	(149)	(58%)
Net revenues	$10,610	$11,077	$9,503	(4%)	12%	$21,687	$19,248	13%

Income (loss) from continuing operations before tax
Institutional Securities	$1,812	$2,112	$1,443	(14%)	26%	$3,924	$3,173	24%
Wealth Management	1,157	1,160	1,057	--	9%	2,317	2,030	14%
Investment Management	140	148	142	(5%)	(1%)	288	245	18%
Intersegment Eliminations	0	0	0	--	--	0	2	*
Income (loss) from continuing operations before tax	$3,109	$3,420	$2,642	(9%)	18%	$6,529	$5,450	20%

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$1,457	$1,627	$992	(10%)	47%	$3,084	$2,206	40%
Wealth Management	876	914	665	(4%)	32%	1,790	1,312	36%
Investment Management	104	127	100	(18%)	4%	231	167	38%
Intersegment Eliminations	0	0	0	--	--	0	2	*
Net Income (loss) applicable to Morgan Stanley	$2,437	$2,668	$1,757	(9%)	39%	$5,105	$3,687	38%
Earnings (loss) applicable to Morgan Stanley common shareholders	$2,267	$2,575	$1,587	(12%)	43%	$4,842	$3,427	41%

Financial Metrics:

Earnings per basic share	$1.32	$1.48	$0.89	(11%)	48%	$2.80	$1.91	47%
Earnings per diluted share	$1.30	$1.45	$0.87	(10%)	49%	$2.75	$1.87	47%

Return on average common equity	13.0%	14.9%	9.1%			13.9%	9.9%
Return on average tangible common equity	14.9%	17.2%	10.4%			16.0%	11.4%

Book value per common share	$40.34	$39.19	$38.22			$40.34	$38.22
Tangible book value per common share	$35.19	$34.04	$33.24			$35.19	$33.24

Excluding intermittent net discrete tax provision / benefit (2)(3)
Adjusted earnings per diluted share	$1.25	$1.45	$0.87	(14%)	44%	$2.70	$1.88	44%
Adjusted return on average common equity	12.5%	14.9%	9.1%			13.7%	9.9%
Adjusted return on average tangible common equity	14.3%	17.2%	10.5%			15.7%	11.4%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	Mar 31, 2018	Jun 30, 2017	Jun 30, 2018	Jun 30, 2017	Change
Revenues:
Investment banking	$1,793	$1,634	$1,530	10%	17%	$3,427	$3,075	11%
Trading	3,293	3,770	2,931	(13%)	12%	7,063	6,166	15%
Investments	147	126	163	17%	(10%)	273	328	(17%)
Commissions and fees	1,039	1,173	1,027	(11%)	1%	2,212	2,060	7%
Asset management	3,189	3,192	2,902	--	10%	6,381	5,669	13%
Other	243	207	199	17%	22%	450	428	5%
Total non-interest revenues	9,704	10,102	8,752	(4%)	11%	19,806	17,726	12%

Interest income	3,294	2,860	2,106	15%	56%	6,154	4,071	51%
Interest expense	2,388	1,885	1,355	27%	76%	4,273	2,549	68%
Net interest	906	975	751	(7%)	21%	1,881	1,522	24%
Net revenues (1)	10,610	11,077	9,503	(4%)	12%	21,687	19,248	13%
Non-interest expenses:
Compensation and benefits	4,621	4,914	4,252	(6%)	9%	9,535	8,718	9%

Non-compensation expenses:
Occupancy and equipment	346	336	333	3%	4%	682	660	3%
Brokerage, clearing and exchange fees	609	627	525	(3%)	16%	1,236	1,034	20%
Information processing and communications	496	478	433	4%	15%	974	861	13%
Marketing and business development	179	140	155	28%	15%	319	291	10%
Professional services	580	510	561	14%	3%	1,090	1,088	--
Other	670	652	602	3%	11%	1,322	1,146	15%
Total non-compensation expenses (1)	2,880	2,743	2,609	5%	10%	5,623	5,080	11%

Total non-interest expenses	7,501	7,657	6,861	(2%)	9%	15,158	13,798	10%

Income (loss) from continuing operations before taxes	3,109	3,420	2,642	(9%)	18%	6,529	5,450	20%
Income tax provision / (benefit) from continuing operations (2)(3)	640	714	846	(10%)	(24%)	1,354	1,661	(18%)
Income (loss) from continuing operations	2,469	2,706	1,796	(9%)	37%	5,175	3,789	37%
Gain (loss) from discontinued operations after tax	(2)	(2)	(5)	--	60%	(4)	(27)	85%
Net income (loss)	$2,467	$2,704	$1,791	(9%)	38%	$5,171	$3,762	37%
Net income applicable to nonredeemable noncontrolling interests	30	36	34	(17%)	(12%)	66	75	(12%)
Net income (loss) applicable to Morgan Stanley	2,437	2,668	1,757	(9%)	39%	5,105	3,687	38%
Preferred stock dividend / Other	170	93	170	83%	--	263	260	1%
Earnings (loss) applicable to Morgan Stanley common shareholders	$2,267	$2,575	$1,587	(12%)	43%	$4,842	$3,427	41%

Pre-tax profit margin	29%	31%	28%			30%	28%
Compensation and benefits as a % of net revenues	44%	44%	45%			44%	45%
Non-compensation expenses as a % of net revenues	27%	25%	27%			26%	26%
Firm expense efficiency ratio	71%	69%	72%			70%	72%
Effective tax rate from continuing operations (2)(3)	20.6%	20.9%	32.0%			20.7%	30.5%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Consolidated Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	Mar 31, 2018	Jun 30, 2017	Jun 30, 2018	Jun 30, 2017	Change

Regional revenues
Americas	$7,614	$8,018	$6,746	(5%)	13%	$15,632	$13,834	13%
EMEA (Europe, Middle East, Africa)	1,829	1,708	1,606	7%	14%	3,537	3,095	14%
Asia	1,167	1,351	1,151	(14%)	1%	2,518	2,319	9%
Consolidated net revenues	$10,610	$11,077	$9,503	(4%)	12%	$21,687	$19,248	13%

Balance sheet
Deposits	$172,802	$160,424	$144,913	8%	19%
Total Assets	$875,875	$858,495	$841,016	2%	4%
Global liquidity reserve	$226,322	$206,463	$188,296	10%	20%
Long-term debt outstanding	$189,915	$193,708	$184,112	(2%)	3%
Maturities of long-term debt outstanding (next 12 months)	$17,329	$23,029	$28,823	(25%)	(40%)

Common equity	$70,589	$69,514	$70,306	2%	--
Less: Goodwill and intangible assets	(9,022)	(9,129)	(9,156)	(1%)	(1%)
Tangible common equity	$61,567	$60,385	$61,150	2%	1%

Preferred equity	$8,520	$8,520	$8,520	--	--

Period end common shares outstanding (millions)	1,750	1,774	1,840	(1%)	(5%)
Average common shares outstanding (millions)
Basic	1,720	1,740	1,791	(1%)	(4%)	1,730	1,796	(4%)
Diluted	1,748	1,771	1,830	(1%)	(4%)	1,760	1,836	(4%)

Worldwide employees	58,010	57,810	56,187	--	3%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Consolidated Return on Average Common Equity and Regulatory Capital Information
(unaudited)

	Quarter Ended			Six Months Ended
	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	Jun 30, 2018	Jun 30, 2017
Average Common Equity (billions)
Institutional Securities	$40.8	$40.8	$40.2	$40.8	$40.2
Wealth Management	16.8	16.8	17.2	16.8	17.2
Investment Management	2.6	2.6	2.4	2.6	2.4
Parent	9.7	8.8	10.1	9.2	9.7
Firm	$69.9	$69.0	$69.9	$69.4	$69.5

Return on average Common Equity
Institutional Securities	13%	15%	9%	14%	10%
Wealth Management	20%	21%	15%	21%	15%
Investment Management	16%	19%	16%	17%	14%
Firm	13%	15%	9%	14%	10%

Return on average Tangible Common Equity (1)
Institutional Securities	13%	15%	9%	14%	10%
Wealth Management	37%	39%	27%	38%	27%
Investment Management	25%	30%	24%	27%	20%
Firm	15%	17%	10%	16%	11%

Regulatory Capital (millions) (2)

Common Equity Tier 1 capital (Fully Phased-in)	$61,353	$60,568	$60,862
Tier 1 capital (Fully Phased-in)	$70,041	$69,213	$69,603

Standardized Approach (Fully Phased-in)
Risk-weighted assets	$387,527	$390,390	$379,191
Common Equity Tier 1 capital ratio	15.8%	15.5%	16.1%
Tier 1 capital ratio	18.1%	17.7%	18.4%
Tier 1 leverage ratio	8.2%	8.2%	8.4%

Advanced Approach (Fully Phased-in)
Risk-weighted assets	$370,882	$378,442	$381,520
Common Equity Tier 1 capital ratio	16.5%	16.0%	16.0%
Tier 1 capital ratio	18.9%	18.3%	18.2%
Supplementary Leverage Ratio	6.4%	6.3%	6.5%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	Mar 31, 2018	Jun 30, 2017

Institutional Securities

Corporate loans (1)	$12.9	$12.6	$12.4	2%	4%

Corporate lending commitments (2)	101.9	100.8	82.1	1%	24%

Corporate Loans and Lending Commitments (3)	114.8	113.4	94.5	1%	21%

Other loans	42.0	40.0	29.3	5%	43%

Other lending commitments	10.9	8.2	6.7	33%	63%

Other Loans and Lending Commitments (4)	52.9	48.2	36.0	10%	47%

Institutional Securities Loans and Lending Commitments (5)	$167.7	$161.6	$130.5	4%	29%

Wealth Management

Loans	70.0	68.3	65.1	2%	8%

Lending commitments	10.7	10.4	9.1	3%	18%

Wealth Management Loans and Lending Commitments (6)	$80.7	$78.7	$74.2	3%	9%

Consolidated Loans and Lending Commitments (7)	$248.4	$240.3	$204.7	3%	21%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Institutional Securities
Income Statement Information
(unaudited, dollars in millions)
	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	Mar 31, 2018	Jun 30, 2017	Jun 30, 2018	Jun 30, 2017	Change
Revenues:
Investment banking	$1,699	$1,513	$1,413	12%	20%	$3,212	$2,830	13%
Trading	3,128	3,643	2,725	(14%)	15%	6,771	5,737	18%
Investments	89	49	37	82%	141%	138	103	34%
Commissions and fees	674	744	630	(9%)	7%	1,418	1,250	13%
Asset management	102	110	89	(7%)	15%	212	180	18%
Other	168	136	126	24%	33%	304	299	2%
Total non-interest revenues	5,860	6,195	5,020	(5%)	17%	12,055	10,399	16%

Interest income	2,195	1,804	1,243	22%	77%	3,999	2,367	69%
Interest expense	2,341	1,899	1,501	23%	56%	4,240	2,852	49%
Net interest	(146)	(95)	(258)	(54%)	43%	(241)	(485)	50%
Net revenues (1)	5,714	6,100	4,762	(6%)	20%	11,814	9,914	19%

Compensation and benefits	1,993	2,160	1,667	(8%)	20%	4,153	3,537	17%
Non-compensation expenses (1)	1,909	1,828	1,652	4%	16%	3,737	3,204	17%
Total non-interest expenses	3,902	3,988	3,319	(2%)	18%	7,890	6,741	17%

Income (loss) from continuing operations before taxes	1,812	2,112	1,443	(14%)	26%	3,924	3,173	24%
Income tax provision / (benefit) from continuing operations (2)	323	449	413	(28%)	(22%)	772	872	(11%)
Income (loss) from continuing operations	1,489	1,663	1,030	(10%)	45%	3,152	2,301	37%
Gain (loss) from discontinued operations after tax	(2)	(2)	(5)	--	60%	(4)	(27)	85%
Net income (loss)	1,487	1,661	1,025	(10%)	45%	3,148	2,274	38%
Net income applicable to nonredeemable noncontrolling interests	30	34	33	(12%)	(9%)	64	68	(6%)
Net income (loss) applicable to Morgan Stanley	$1,457	$1,627	$992	(10%)	47%	$3,084	$2,206	40%

Pre-tax profit margin	32%	35%	30%			33%	32%
Compensation and benefits as a % of net revenues	35%	35%	35%			35%	36%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Institutional Securities
Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	Mar 31, 2018	Jun 30, 2017	Jun 30, 2018	Jun 30, 2017	Change
Investment Banking
Advisory revenues	$618	$574	$504	8%	23%	$1,192	$1,000	19%
Underwriting revenues
Equity	541	421	405	29%	34%	962	795	21%
Fixed income	540	518	504	4%	7%	1,058	1,035	2%
Total underwriting revenues	1,081	939	909	15%	19%	2,020	1,830	10%

Total investment banking revenues	$1,699	$1,513	$1,413	12%	20%	$3,212	$2,830	13%

Sales & Trading
Equity	$2,470	$2,558	$2,155	(3%)	15%	$5,028	$4,171	21%
Fixed Income	1,389	1,873	1,239	(26%)	12%	3,262	2,953	10%
Other	(101)	(29)	(208)	*	51%	(130)	(442)	71%

Total sales & trading net revenues	$3,758	$4,402	$3,186	(15%)	18%	$8,160	$6,682	22%

Investments & Other
Investments	$89	$49	$37	82%	141%	$138	$103	34%
Other	168	136	126	24%	33%	304	299	2%
Total investments & other revenues	$257	$185	$163	39%	58%	$442	$402	10%

Institutional Securities net revenues (1)	$5,714	$6,100	$4,762	(6%)	20%	$11,814	$9,914	19%

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$35	$35	$35
Equity price	$14	$14	$18
Foreign exchange rate	$9	$9	$11
Commodity price	$9	$9	$9

Aggregation of Primary Risk Categories	$41	$42	$46

Credit Portfolio VaR	$11	$10	$12

Trading VaR	$44	$46	$51

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Wealth Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	Mar 31, 2018	Jun 30, 2017	Jun 30, 2018	Jun 30,2017	Change
Revenues:
Investment banking	$114	$140	$135	(19%)	(16%)	$254	$280	(9%)
Trading	135	109	207	24%	(35%)	244	445	(45%)
Investments	3	0	1	*	200%	3	2	50%
Commissions and fees	442	498	424	(11%)	4%	940	864	9%
Asset management	2,514	2,495	2,302	1%	9%	5,009	4,486	12%
Other	74	63	73	17%	1%	137	129	6%
Total non-interest revenues	3,282	3,305	3,142	(1%)	4%	6,587	6,206	6%

Interest income	1,320	1,280	1,114	3%	18%	2,600	2,193	19%
Interest expense	277	211	105	31%	164%	488	190	157%
Net interest	1,043	1,069	1,009	(2%)	3%	2,112	2,003	5%
Net revenues	4,325	4,374	4,151	(1%)	4%	8,699	8,209	6%

Compensation and benefits	2,356	2,450	2,297	(4%)	3%	4,806	4,614	4%
Non-compensation expenses	812	764	797	6%	2%	1,576	1,565	1%
Total non-interest expenses	3,168	3,214	3,094	(1%)	2%	6,382	6,179	3%

Income (loss) from continuing operations before taxes	1,157	1,160	1,057	--	9%	2,317	2,030	14%
Income tax provision / (benefit) from continuing operations	281	246	392	14%	(28%)	527	718	(27%)
Income (loss) from continuing operations	876	914	665	(4%)	32%	1,790	1,312	36%
Gain (loss) from discontinued operations after tax	-	-	-	--	--	0	0	--
Net income (loss)	876	914	665	(4%)	32%	1,790	1,312	36%
Net income applicable to nonredeemable noncontrolling interests	-	-	-	--	--	-	-	--
Net income (loss) applicable to Morgan Stanley	$876	$914	$665	(4%)	32%	$1,790	$1,312	36%

Pre-tax profit margin	27%	27%	25%			27%	25%
Compensation and benefits as a % of net revenues	54%	56%	55%			55%	56%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Wealth Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	Mar 31, 2018	Jun 30, 2017

Wealth Management Metrics

Wealth Management representatives	15,632	15,682	15,777	--	(1%)

Annualized revenue per representative (000's)	$1,105	$1,115	$1,052	(1%)	5%

Client assets (billions)	$2,411	$2,371	$2,239	2%	8%
Client assets per representative (millions)	$154	$151	$142	2%	8%
Client liabilities (billions)	$82	$80	$77	3%	6%

Fee-based asset flows (billions)	$15.3	$18.2	$19.9	(16%)	(23%)
Fee-based client account assets (billions)	$1,084	$1,058	$962	2%	13%
Fee-based assets as a % of client assets	45%	45%	43%

Retail locations	595	595	601	--	(1%)

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Investment Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	Mar 31, 2018	Jun 30, 2017	Jun 30, 2018	Jun 30, 2017	Change
Revenues:
Investment banking	$-	$-	$-	--	--	$-	$-	--
Trading	16	5	(3)	*	*	21	(14)	*
Investments (1)	55	77	125	(29%)	(56%)	132	223	(41%)
Commissions and fees	0	0	0	--	--	0	0	--
Asset management	610	626	539	(3%)	13%	1,236	1,056	17%
Other	3	10	4	(70%)	(25%)	13	8	63%
Total non-interest revenues	684	718	665	(5%)	3%	1,402	1,273	10%

Interest income	17	1	1	*	*	18	2	*
Interest expense	10	1	1	*	*	11	1	*
Net interest	7	0	0	*	*	7	1	*
Net revenues (2)	691	718	665	(4%)	4%	1,409	1,274	11%

Compensation and benefits	272	304	288	(11%)	(6%)	576	567	2%
Non-compensation expenses (2)	279	266	235	5%	19%	545	462	18%
Total non-interest expenses	551	570	523	(3%)	5%	1,121	1,029	9%

Income (loss) from continuing operations before taxes	140	148	142	(5%)	(1%)	288	245	18%
Income tax provision / (benefit) from continuing operations	36	19	41	89%	(12%)	55	71	(23%)
Income (loss) from continuing operations	104	129	101	(19%)	3%	233	174	34%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	104	129	101	(19%)	3%	233	174	34%
Net income applicable to nonredeemable noncontrolling interests	0	2	1	*	*	2	7	(71%)
Net income (loss) applicable to Morgan Stanley	$104	$127	$100	(18%)	4%	$231	$167	38%

Pre-tax profit margin	20%	21%	21%			20%	19%
Compensation and benefits as a % of net revenues	39%	42%	43%			41%	45%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

Investment Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	Mar 31, 2018	Jun 30, 2017	Jun 30, 2018	Jun 30, 2017	Change

Assets under management or supervision (billions)

Net flows by asset class (1)
Equity	$3.0	$2.3	$0.4	30%	*	$5.3	$0.4	*
Fixed Income	(0.8)	(0.7)	2.0	(14%)	*	(1.5)	2.0	*
Alternative / Other	1.3	(0.1)	0.3	*	*	1.2	2.1	(43%)
Long-Term Net Flows	3.5	1.5	2.7	133%	30%	5.0	4.5	11%

Liquidity	1.5	(19.4)	(0.2)	*	*	(17.9)	(10.2)	(75%)

Total net flows	$5.0	$(17.9)	$2.5	*	100%	$(12.9)	$(5.7)	(126%)

Assets under management or supervision by asset class (2)
Equity	$114	$109	$94	5%	21%
Fixed Income	69	72	66	(4%)	5%
Alternative / Other	132	131	121	1%	9%
Long‐Term Assets Under Management or Supervision	315	312	281	1%	12%

Liquidity	159	157	154	1%	3%

Total Assets Under Management or Supervision	$474	$469	$435	1%	9%
Share of minority stake assets	$7	$7	$8	--	(13%)

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Jun 30, 2018	Mar 31, 2018	Jun 30, 2017	Mar 31, 2018	Jun 30, 2017

U.S. Bank assets (1)	$200.5	$188.3	$170.0	6%	18%

U.S. Bank deposits (1)	$172.6	$160.1	$144.2	8%	20%

U.S. Bank investment securities portfolio (2)	$60.1	$61.1	$53.6	(2%)	12%

Wealth Management U.S. Bank Data
Securities-based lending and other loans	$43.6	$41.7	$39.4	5%	11%
Residential real estate loans	26.4	26.6	25.7	(1%)	3%
Total Securities-based and residential loans	$70.0	$68.3	$65.1	2%	8%

Institutional Securities U.S. Bank Data
Corporate Lending	$6.1	$7.0	$6.1	(13%)	--
Other Lending:
Corporate loans	20.6	20.4	13.9	1%	48%
Wholesale real estate and other loans	14.5	12.4	10.7	17%	36%
Total other loans	$35.1	$32.8	$24.6	7%	43%
Total corporate and other loans	$41.2	$39.8	$30.7	4%	34%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 17.

End Notes

Pages 1 & 2:
(1)
Effective January 1, 2018, the Firm adopted new accounting guidance related to Revenue from Contracts with Customers, which among other things, requires a gross presentation of certain costs that were previously netted against net revenues.  For the quarters and six months ended, this change in presentation resulted in an increase to net revenues and non-compensation expenses as follows:
2Q18:  Firm: $108 million, Institutional Securities: $101 million, Investment Management: $21 million, Intersegment elimination: $(14) million
1Q18:  Firm: $79 million, Institutional Securities: $72 million, Investment Management: $23 million, Intersegment elimination: $(16) million
2Q18 YTD:  Firm: $187 million, Institutional Securities: $173 million, Investment Management: $44 million, Intersegment elimination $(30) million
 The change in presentation did not have an impact on net income.  Prior periods have not been restated pursuant to this guidance.

(2)
The income tax consequences related to share-based payments, which are recurring-type tax items, are recognized in Provision for income taxes in the consolidated income statement, and may be either a benefit or a provision. Conversion of employee share-based awards to Firm shares will primarily occur in the first quarter of each year.  For the quarters and six months ended, the impact of recognizing excess tax benefits upon conversion of awards are as follows: 2Q18: $17 million, 1Q18: $147 million, 2Q17: $16 million, 2Q18 YTD: $164 million and 2Q17 YTD: $128 million.

(3)
The quarter ended June 30, 2018 included intermittent net discrete tax benefits of $88 million primarily associated with the new information pertaining to resolution of multi-jurisdiction tax examinations and other matters.  The quarter and six months ended June 30, 2017 included an intermittent tax provision of $4 million and $18 million, respectively.

The following sets forth the impact of excluding the intermittent net discrete tax items from earnings per diluted share, return on average common equity and return on average tangible common equity:

	2Q18	2Q17	2Q18 YTD	2Q17 YTD
Earnings per diluted share impact	$0.05	$0.00	$0.05	$(0.01)
Return on average common equity impact	0.5%	0.0%	0.2%	0.0%
Return on average tangible common equity impact	0.6%	(0.1)%	0.3%	0.0%

The exclusions for intermittent net discrete tax provisions and benefits reflected above do not include the recurring-type discrete tax benefits associated with the accounting guidance related to employee share‐based payments as we anticipate conversion activity each year.

Page 4:
(1)
Segment average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The segment adjustments are as follows:

2Q18: ISG: $641mm; WM: $7,604mm; IM: $950mm	2Q18 YTD: ISG: $641mm; WM: $7,604mm; IM: $950mm
1Q18: ISG: $641mm; WM: $7,604mm; IM: $950mm	2Q17 YTD: ISG: $622mm; WM: $7,872mm; IM: $779mm
2Q17: ISG: $622mm; WM: $7,872mm; IM: $779mm

(2)
Commencing January 1, 2018, regulatory compliance is based on risk-based capital ratios calculated under a fully phased-in approach.  Prior to that date, such capital ratios were determined based on transitional rules.  The fully phased-in risk-based capital ratios provided for periods prior to 2018 were pro-forma estimates.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2017.

Page 5:
(1)	For the quarters ended June 30, 2018, March 31, 2018 and June 30, 2017, the percentage of Institutional Securities corporate loans by credit rating was as follows:
- % investment grade: 36%, 42% and 31%
- % non-investment grade: 64%, 58% and 69%
(2)	For the quarters ended June 30, 2018, March 31, 2018 and June 30, 2017, the percentage of Institutional Securities corporate lending commitments by credit rating was as follows:
- % investment grade: 70%, 72% and 69%
- % non-investment grade: 30%, 28% and 31%
(3)
At June 30, 2018, March 31, 2018 and June 30, 2017, the event-driven portfolio of loans and lending commitments to non-investment grade borrowers were $16.1 billion, $14.1 billion and $11.6 billion, respectively.

(4)
The Institutional Securities business segment engages in other lending activity.  These activities include commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market and financing extended to equities and commodities customers and municipalities.

Page 5 (continued):
(5)
For the quarters ended June 30, 2018, March 31, 2018 and June 30, 2017, Institutional Securities recorded a provision (release) for credit losses of $(51) million, $19 million and $5 million, respectively, related to loans.  The amounts for the quarter ended June 30, 2018 reflect a recovery of a previously charged-off loan.  For the quarters ended June 30, 2018, March 31, 2018 and June 30, 2017, a provision (release) for credit losses of $(3) million, $7 million and $(8) million was recorded, respectively, related to lending commitments.

(6)
For the quarters ended June 30, 2018 and June 30, 2017, Wealth Management recorded a provision (release) for credit losses of $(2) million and $2 million, respectively, related to loans and a provision for credit losses of $1 million and $1 million, respectively, related to lending commitments. For the quarter ended March 31, 2018, there was no material provision recorded by Wealth Management.

(7)
For the quarters ended June 30, 2018, March 31, 2018 and June 30, 2017, Investment Management reflected loan balances of $1.2 billion, $1.2 billion and $25 million, respectively, and lending commitments of $173 million, $187 million and $0 million, respectively, which are not included in the Consolidated Loans and Lending Commitments balance.

Page 6:
(1)
Effective January 1, 2018, the Firm adopted new accounting guidance related to Revenue from Contracts with Customers, which among other things, requires a gross presentation of certain costs that were previously netted against net revenues.  As a result, Institutional Securities segment recorded an increase to net revenues and non-compensation expenses as follows: 2Q18: $101 million; 1Q18: $72 million and 2Q18 YTD: $173 million.  This change in presentation did not have an impact on net income.  Prior periods have not been restated pursuant to this guidance.

(2)
The quarter ended June 30, 2018 included intermittent net discrete tax benefits of $97 million primarily associated with the new information pertaining to resolution of multi‐jurisdiction tax examinations and other matters.

Page 7:
(1)
Effective January 1, 2018, the Firm adopted new accounting guidance related to Revenue from Contracts with Customers, which among other things, requires a gross presentation of certain costs that were previously netted against net revenues.  As a result, Institutional Securities segment recorded an increase to net revenues and non-compensation expenses as follows: 2Q18: $101 million; 1Q18: $72 million and 2Q18 YTD: $173 million.  This change in presentation did not have an impact on net income.  Prior periods have not been restated pursuant to this guidance.

Page 10:
(1)
Includes investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income (loss) applicable to noncontrolling interests.

(2)
Effective January 1, 2018, the Firm adopted new accounting guidance related to Revenue from Contracts with Customers, which among other things, requires a gross presentation of certain costs that were previously netted against net revenues.  As a result, Investment Management segment recorded an increase to net revenues and non-compensation expenses as follows: 2Q18: $21 million; 1Q18: $23 million and 2Q18 YTD: $44 million.  This change in presentation did not have an impact on net income.  Prior periods have not been restated pursuant to this guidance.

Page 11:
(1)	Net Flows by region for the quarters ended June 30, 2018, March 31, 2018 and June 30, 2017 were:
North America: $1.4 billion, $(19.8) billion and $(3.2) billion
International: $3.6 billion, $1.9 billion and $5.7 billion
(2)	Assets under management or supervision by region for the quarters ended June 30, 2018, March 31, 2018 and June 30, 2017 were:
North America: $273 billion, $270 billion and $260 billion
International: $201 billion, $199 billion and $175 billion

Page 12:
(1)	U.S. Bank assets and deposits exclude balances between Bank subsidiaries as well as deposits from the Parent. For U.S. Bank assets all periods have been recast to conform to this presentation.
(2)
For the quarters ended June 30, 2018, March 31, 2018 and June 30, 2017, the U.S. Bank investment securities portfolio included held to maturity investment securities of $18.8 billion, $18.0 billion and $15.3 billion, respectively.

Definition of U.S. GAAP to Non-GAAP Measures

(a)	The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors and analysts in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure. In addition to the following notes, please also refer to the Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.
(b)	The following are considered non-GAAP financial measures that the Firm considers useful for investors to allow better comparability of operating performance. These measures are calculated as follows:
	-	The earnings per diluted share amounts, excluding intermittent net discrete tax provision / benefit represent net income (loss) applicable to Morgan Stanley, adjusted for the impact of the intermittent net discrete tax provision / benefit, less preferred dividends divided by the average number of diluted shares outstanding.
	-	The annualized return on average common equity and annualized return on average tangible common equity represents annualized net income applicable to Morgan Stanley for the quarter less preferred dividends as a percentage of average common equity and average tangible common equity, respectively.
	-	The annualized return on average common equity and the annualized return on average tangible common equity excluding intermittent net discrete tax provision / benefit is adjusted in both the numerator and the denominator to exclude the intermittent net discrete tax provision / benefit.
	-	Segment annualized return on average common equity and annualized return on average tangible common equity represents annualized net income applicable to Morgan Stanley for each segment, less preferred dividend allocation, divided by average common equity and average tangible common equity for each respective segment.
	-	Tangible common equity represents common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
	-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
	-	Pre-tax profit margin percentages represent income from continuing operations before income taxes as percentages of net revenues.
(c)	Regulatory compliance was determined based on the risk-based capital ratios calculated under the transitional rules until December 31, 2017. The fully phased-in Common Equity Tier 1 risk-based capital ratios and fully phased-in Supplementary Leverage Ratio provided prior to 2018 were pro-forma estimates which represent non-GAAP financial measures that the Firm considers to be useful measures for evaluating compliance with new regulatory capital requirements that had not yet become effective. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources - Regulatory Requirements" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2017 and Part I, Item 2 "Liquidity and Capital Resources - Regulatory Requirements" in the Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

Definition of Performance Metrics

(a)
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2017 (2017 Form 10-K).

(b)	Book value per common share represents common equity divided by period end common shares outstanding.
(c)	Preferred stock dividend / Other includes allocation of earnings to Participating Restricted Stock Units (RSUs) for periods prior to 2Q18.
(d)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.
(e)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's 2017 Form 10-K.

(f)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes balances between Bank subsidiaries as well as deposits from the Parent.

(g)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(h)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.
(i)
The Firm's capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage use-of-capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The common equity estimation and attribution to the business segments is based on the Firm's fully phased‐in regulatory capital requirements.  The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent equity.  The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).  The Required Capital framework is expected to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.  For further discussion of the framework, refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2017 and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Quarterly Report on Form 10‐Q for the quarter ended March 31, 2018.

(j)
The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).

(k)
The Firm's risk-based capital ratios for purposes of determining regulatory compliance are the lower of the capital ratios computed under the (i) standardized approaches for calculating credit risk and market risk risk-weighted assets (RWAs) (the “Standardized Approach”); and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”).  At June 30, 2018, the Firm's ratios are based on the Standardized Approach fully phased-in rules.  Regulatory compliance was determined based on capital ratios calculated under transitional rules until December 31, 2017.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 2017 Form 10-K and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 10‐Q for the quarter ended March 31, 2018.

(l)	Supplementary leverage ratio represents fully phased‐in Tier 1 capital divided by the fully phased‐in total supplementary leverage exposure.
(m)
Institutional Securities net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd., which the Firm consolidates.

(n)	Institutional Securities discontinued operations primarily includes after-tax losses related to Saxon, which became a discontinued operation in 2011.
(o)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 2017 Form 10-K.

(p)	The average annualized revenue per Wealth Management representative metric represents annualized net revenues divided by average representative headcount.
(q)	Client assets per Wealth Management representative represents total client assets divided by period end representative headcount.
(r)	Wealth Management client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(s)	Wealth Management fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(t)	Wealth Management fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.
(u)	Investment Management Alternative/Other asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, as well as Multi-Asset portfolios.
(v)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(w)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
(x)
The Institutional Securities U.S. Bank other lending data includes activities related to commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's second quarter earnings press release issued July 18, 2018.